Exhibit 99.1

FOR IMMEDIATE RELEASE

Editorial Contact:	Investor Contact:
Debbie Clima	Mary Camarata
Adaptec, Inc.	Adaptec, Inc.
408-957-1762	408-957-1630
debbie_clima@adaptec.com	mary_camarata@adaptec.com

ADAPTEC REPORTS FOURTH QUARTER AND FISCAL 2006 RESULTS

•                  Q4 Net Revenue from Continuing Operations: $73.4 million

•                  Fiscal Year 2006 Revenue from Continuing Operations: $310.1 million

MILPITAS, Calif. – May 11, 2006 – Adaptec, Inc. (NASDAQ: ADPT), a global leader in storage solutions, today reported financial results for the fourth quarter of its fiscal year  2006, which ended on March 31, 2006.

Net revenue for the Company’s continuing operations for the fourth quarter of fiscal 2006 was $73.4 million, compared with $79.0 million for the fourth quarter of 2005.

The loss from continuing operations, computed on a generally accepted accounting principles (GAAP) basis, for the fourth quarter of fiscal 2006 was ($4.2) million or ($0.04) per share compared with ($153.4) million or ($1.37) per share for the fourth quarter of fiscal 2005.

The non-GAAP income from continuing operations for the fourth quarter of fiscal 2006 was $5.6 million or $0.04 per share, compared with a non-GAAP loss from continuing operations of ($5.9) million or ($0.05) per share for the fourth quarter of fiscal 2005.

The GAAP net loss for the fourth quarter of fiscal 2006 was ($3.4) million or ($0.03) per share compared with a net loss of ($159.5) million or ($1.43) per share for the fourth quarter of fiscal 2005. The non-GAAP net income for the fourth quarter of fiscal 2006 was $3.3 million or $0.03 per share compared with a non-GAAP net loss of ($4.5) million or ($0.04) per share for the fourth quarter of fiscal 2005.

Net revenues from continuing operations for the fiscal year ended March 31, 2006 were $310.1 million, compared with $371.3 million, for the fiscal year ended March 31, 2005. Net loss for the fiscal year ended March 31, 2006, on a GAAP basis, was ($148.4) million, or ($1.31) per share, compared with net loss of ($145.1) million, or ($1.31) per share, for the fiscal year ended March 31, 2005.

Non-GAAP loss from continuing operations for the fiscal year ended March 31, 2006, was ($3.9) million, or (0.03) per share, compared with non-GAAP income from continuing operations of $5.6 million, or $0.05 per share, for the fiscal year ended March 31, 2005. Non-GAAP net loss for the fiscal year ended March 31, 2006, was ($11.3) million, or ($0.10) per share, compared with non-GAAP net income of $2.0 million, or $0.02 per share, for the fiscal year ended March 31, 2005.

A complete reconciliation between GAAP and non-GAAP information referred to in this release is provided in the attached tables.

The Company indicated that its improved performance during the fourth fiscal quarter is primarily attributed to the company’s ongoing focus on growing its leadership position in the serial technology marketplace, driving positive changes in its business and operating models, and improving company execution on all fronts.

“Fiscal 2006 was a year of recovery for Adaptec and now we are at a turning point in our strategy,” said S. “Sundi” Sundaresh, president and CEO of Adaptec. “As we move into fiscal year 2007, we are well positioned with a strengthened management team, dedicated employee base, and renewed focus on our RAID data protection and serial controller technologies.”

Conference Call

The Adaptec fourth quarter and fiscal 2006 earnings conference call is scheduled for 1:45 p.m. Pacific Time on May 11, 2006. Individuals may participate via webcast by visiting www.adaptec.com/investor 15 minutes prior to the call. A telephone replay of the teleconference will be available through June 11, 2006 by calling (888) 203-1112 in the U.S. or (719) 457-0820 internationally and referencing reservation number 1644870.

Safe Harbor Statement

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events or the future performance of Adaptec. These forward-looking statements are based on current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks include: identifying and retaining key management, identifying potential buyers for the Systems business; market demand for RAID products; difficulty in forecasting the volume and timing of customer orders; reduced demand in the server, network storage and desktop computer markets; our target markets’ failure to accept, or delay in accepting, network storage and other advanced storage solutions, including our SAS, SATA and iSCSI lines of products; decline in consumer acceptance of our current products; the timing and volume of orders by OEM customers for storage products; our ability to control and manage costs associated with the delivery of new products; and the adverse effects of the intense competition we face in our business. For a more complete discussion of risks related to our business, reference is made to the section titled “Risk Factors” included in our Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, on file with the Securities and Exchange Commission. Adaptec assumes no obligation to update any forward looking information that is included in this release.

About Adaptec

Adaptec Inc. (NASDAQ:ADPT) provides end-to-end storage solutions that reliably move, manage and protect critical data and digital content. Adaptec provides software and hardware solutions for storage connectivity and data protection, storage networking and networked storage subsystems to leading OEM and distribution channel partners. Adaptec solutions are in use by enterprises, ISPs, medium and small businesses and consumers worldwide. Adaptec is an S&P Small Cap 600 Index member.

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Three-Month Period Ended
	March 31, 2006				March 31, 2005
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)

Net revenues	$73,414	$—		$73,414	$78,958	$—		$78,958
Cost of revenues	45,448	—		45,448	54,543	—		54,543
Gross profit	27,966	—		27,966	24,415	—		24,415
Operating expenses:
Research and development	13,641	—		13,641	18,242	(202	)(b)	18,040
Selling, marketing and administrative	15,272	(39	)(a)	15,233	17,076	(768	)(b)	16,308
Amortization of acquisition-related intangible assets	1,689	(1,689	)(c)		2,181	(2,181	)(d)	—
Restructuring charges	7,325	(7,325	)(e)		921	(921	)(e)	—
Goodwill impairment		—			52,272	(52,272	)(f)	—
Other charges	107	(107	)(g)		2,465	(2,465	)(h)	—
Total operating expenses	38,034	(9,160)		28,874	93,157	(58,809)		34,348
Loss from continuing operations	(10,068)	9,160		(908)	(68,742)	58,809		(9,933)
Interest and other income	5,011	(22	)(i)	4,989	(230)	4,466	(j)	4,236
Interest expense	(716)	—		(716)	(1,089)	—		(1,089)
Income (loss) from continuing operations before income taxes	(5,773)	9,138		3,365	(70,061)	63,275		(6,786)
Provision for (benefit from) income taxes	(1,598)	(666	)(k)	(2,264)	83,357	(84,226	)(l)	(869)
Income (loss) from continuing operations	(4,175)	9,804		5,629	(153,418)	147,501		(5,917)
Discontinued operations:
Income (loss) from discontinued operations, net of taxes	(12,501)	10,169	(m)	(2,332)	(6,124)	7,495	(m)	1,371
Income from disposal of discontinued operations, net of taxes	13,284	(13,284	)(m)		—	—		—
Income (loss) from discontinued operations, net of taxes	783	(3,115)		(2,332)	(6,124)	7,495		1,371
Net income (loss)	$(3,392)	$6,689		$3,297	$(159,542)	$154,996		$(4,546)

Net income (loss) per common share:
Basic
Continuing operations	$(0.04)			$0.05	$(1.37)			$(0.05)
Discontinued operations	$0.01			$(0.02)	$(0.05)			$0.01
Net income (loss)	$(0.03)			$0.03	$(1.43)			$(0.04)
Diluted
Continuing operations	$(0.04)			$0.04	$(1.37)			$(0.05)
Discontinued operations	$0.01			$(0.02)	$(0.05)			$0.01
Net income (loss)	$(0.03)			$0.03	$(1.43)			$(0.04)

Shares used in computing net income (loss) per share:
Basic	114,678	—		114,678	111,905	—		111,905
Diluted	114,678	22,215	(u)	136,893	111,905	—		111,905

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Twelve-Month Period Ended
	March 31, 2006				March 31, 2005
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)

Net revenues	$310,145	$—		$310,145	$371,257	$—		$371,257
Cost of revenues	201,890	(15	)(n)	201,875	219,455	—		219,455
Gross profit	108,255	15		108,270	151,802	—		151,802
Operating expenses:
Research and development	60,895	(89	)(n)	60,806	86,479	(1,879	)(o)	84,600
Selling, marketing and administrative	64,989	(1,088	)(n)	63,901	72,120	(3,267	)(o)	68,853
Amortization of acquisition-related intangible assets	7,155	(7,155	)(c)		9,251	(9,251	)(d)	—
Restructuring charges	10,430	(10,430	)(e)		5,896	(5,896	)(e)	—
Goodwill impairment	90,602	(90,602	)(p)		52,272	(52,272	)(f)	—
Other charges	1,579	(1,579	)(g)		(290)	290	(q)	—
Total operating expenses	235,650	(110,943)		124,707	225,728	(72,275)		153,453
Income (loss) from continuing operations	(127,395)	110,958		(16,437)	(73,926)	72,275		(1,651)
Interest and other income	17,621	79	(r)	17,700	8,369	6,158	(s)	14,527
Interest expense	(3,314)	—		(3,314)	(4,439)	—		(4,439)
Income (loss) from continuing operations before income taxes	(113,088)	111,037		(2,051)	(69,996)	78,433		8,437
Provision for (benefit from) income taxes	1,608	201	(k)	1,809	51,894	(49,017	)(t)	2,877
Income (loss) from continuing operations	(114,696)	110,836		(3,860)	(121,890)	127,450		5,560
Discontinued operations:
Loss from discontinued operations, net of taxes	(43,546)	36,144	(m)	(7,402)	(23,216)	19,690	(m)	(3,526)
Income from disposal of discontinued operations, net of taxes	9,810	(9,810	)(m)		—	—		—
Loss from discontinued operations, net of taxes	(33,736)	26,334		(7,402)	(23,216)	19,690		(3,526)
Net income (loss)	$(148,432)	$137,170		$(11,262)	$(145,106)	$147,140		$2,034

Net income (loss) per common share:
Basic
Continuing operations	$(1.01)			$(0.03)	$(1.10)			$0.05
Discontinued operations	$(0.30)			$(0.07)	$(0.21)			$(0.03)
Net income (loss)	$(1.31)			$(0.10)	$(1.31)			$0.02
Diluted
Continuing operations	$(1.01)			$(0.03)	$(1.10)			$0.05
Discontinued operations	$(0.30)			$(0.07)	$(0.21)			$(0.03)
Net income (loss)	$(1.31)			$(0.10)	$(1.31)			$0.02

Shares used in computing net income (loss) per share:
Basic	113,405	—		113,405	110,798	—		110,798
Diluted	113,405	—		113,405	110,798	1,638	(v)	112,436

(*) To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income/(loss) and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that we believe are not indicative of our core operating results. In addition, since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. The non-GAAP information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

(a) Management incentive program of $0.03 million associated with the Snap Appliance acquisition (acquired in July 2004) and deferred compensation expense related to assumed stock options associated with the Snap Appliance acquisition. These assumed options were negotiated as part of the acquisition and represent compensation over and above the amounts that we provide to these acquired employees.

(b) Management incentive program of $0.6 million associated with the Snap Appliance acquisition and deferred compensation expense related to assumed stock options of $0.4 million associated with the Platys (acquired in August 2001) and Snap Appliance acquisitions.

(c) Amortization of acquisition-related intangible assets, primarily core and existing technologies, patents and customer relationships intangible assets, related to the acquisitions of Platys, Eurologic (acquired in April 2003), ICP vortex (acquired in June 2003), Elipsan (acquired in February 2004) and the IBM i/p Series RAID business (acquired in June 2004).

(d) Amortization of acquisition-related intangible assets, primarily core and existing technologies, patents and customer relationships intangible assets, related to the acquisitions of Platys, Eurologic, ICP vortex and Elipsan.

(e) Restructuring expense primarily related to (i) activities under the third and fourth quarters of fiscal 2006 restructuring plan to simplify our infrastructure by reducing headcount and consolidating facilities as well as adjustments made to previous restructuring plans and (ii) to activities under the first, second, third and fourth quarters of fiscal 2005 restructuring plans to reduce headcount, consolidate facilities and other actions related to the Snap Appliance acquisition, plans to reduce headcount related to the Vitesse and ServerEngines strategic alliances and adjustments made to previous restructuring plans.

(f) Impairment of goodwill related to the Channel segment of $52.3 million

(g) Loss on the sale of our Singapore manufacturing assets, buildings and improvements and inventory.

(h) Other charges primarily represents $0.9 million and $1.6 million in severance, benefits, loss on the sale of property and equipment and legal fees associated with the strategic alliances entered into with ServerEngines and Vitesse, respectively.

(i) Loss on repurchase of 3% convertible notes.

(j) Loss on liquidation of investments related to the repatriation of cash from Singapore to the United States.

(k) Incremental income taxes associated with certain non-GAAP adjustments.

(l) Incremental income taxes associated with certain non-GAAP adjustments, recording of a valuation allowance on net deferred tax assets and taxes incurred on the repatriation of cash from Singapore to the United States.

(m) Loss (income) from disposal of the IBM i/p Series RAID business and Systems business, impairment of the IBM i/p Series RAID long-lived assets,  impairment of the Systems long-lived assets, write-off of in-process research and development costs associated with the acquisitions of Snap Appliance and the IBM i/p Series RAID business, amortization of acquisition-related intangible assets related to the acquisitions of Platys, Eurologic, ICP vortex, Snap Appliance and the IBM i/p Series RAID business, management incentive program associated with the Snap Appliance acquisition, deferred compensation expense related to assumed stock options associated with the Snap Appliance acquisition, cash hire-on payments associated with the IBM i/p Series RAID business acquisition, and incremental income taxes associated with certain GAAP and non-GAAP adjustments. Amounts are summarized below:

(in millions)	Three-month ended March 31, 2006	Three-month ended March 31, 2005	Twelve-month ended March 31, 2006	Twelve-month ended March 31, 2005	Three-month ended December 31, 2005

Impairment of the IBM i/p Series RAID Business	$—	$—	$15.5	$ ---	$—
Impairment of Systems long lived assets	10.0	—	10.0	—	—
Write-off of in-process research and development	—	—	—	5.2	—
Acquisition-related intangible assets	—	2.9	5.2	9.0	—
Management incentive program	0.5	0.7	4.0	2.8	0.8
Deferred compensation expense	0.1	0.2	1.4	0.7	0.2
Cash hire-on payments	—	—	—	0.6	—
Loss (gain) from disposal of IBM i/p Series RAID	(2.1)	—	1.4	—	(3.5)
Gain from disposal of Systems Business	(12.1)	—	(12.1)	—	—
Income taxes	0.5	3.7	0.9	1.4	1.1
Total	$(3.1)	$7.5	$26.3	$19.7	$(1.4)

(n) Management incentive program of $1.0 million associated with the Snap Appliance acquisition and deferred compensation expense related to assumed stock options of $0.2 million associated with the Platys and Snap Appliance acquisitions.

(o) Management incentive program of $2.8 million associated with the Snap Appliance acquisition, deferred compensation expense related to assumed stock options of $2.4 million associated with the Platys and Snap Appliance acquisitions.

(p) Impairment of goodwill.

(q) Other charges primarily represents $0.9 million and $1.6 million in severance, benefits, loss on the sale of property and equipment and legal fees associated with the strategic alliances entered into with ServerEngines and Vitesse, respectively and gain of $2.8 million on sale of long-lived assets.

(r)  Loss on repurchase of 3% convertible notes.

(s) Loss of $4.5 million on liquidation of investments related to the repatriation of cash from Singapore to the United States and expense of $1.7 million related to a license and release agreement to settle claims that some of our products infringed certain patents.

(t)  Incremental income taxes associated with certain non-GAAP adjustments, recording of a valuation allowance on net deferred tax assets, taxes incurred on the repatriation of cash from Singapore to the United States and a tax benefit from certain discrete tax events during the second and third quarter of fiscal 2005 related to the method and amount of settled tax controversies.

(u) Anti-dilutive effect of employee options and 3/4% convertible notes.

(v) Anti-dilutive effect of employee options.

Adaptec, Inc.

Summary Balance Sheet and Cash Flow Data

(unaudited)

Balance Sheet Data

	As of
	March 31, 2006	December 31, 2005	March 31, 2005
	(in thousands)

Cash, cash equivalents and marketable securities	$556,552	$532,306	$526,556
Accounts receivable, net	47,876	57,086	70,159
Inventories	23,423	22,441	60,204
Goodwill and other intangible assets	18,471	21,739	170,943
Other assets	71,721	61,732	135,644
Assets held for sale	—	22,583	—
Assets from discontinued operations	19,356	30,481	—
Total assets	$737,399	$748,368	$963,506

Current liabilities	133,749	135,043	177,644
Liabilities from discontinued operations	4,856	5,336	—
Convertible notes and other long-term obligations	229,349	240,648	275,539
Stockholders’ equity	369,445	367,341	510,323
Total liabilities and stockholders’ equity	$737,399	$748,368	$963,506

Cash Flow Data

	Three-Month Period Ended
	March 31, 2006	December 31, 2005	March 31, 2005
	(in thousands)

Net income (loss) from continuing operations	$(4,175)	$(2,614)	$(153,418)
Adjustments to reconcile income (loss) from continuing operations to net cash provided by (used for) operations:
Non-cash P&L items:
Goodwill impairment	—	—	52,272
Loss (gain) on sale of long-lived assets	107	1,472	1,372
Stock-based compensation	18	20	525
Deferred income taxes	—	—	50,779
Loss on repurchase of 3% convertible notes	(22)	—	—
Depreciation and amortization	5,113	6,340	8,875
Other items	889	507	(616)
Changes in assets and liabilities	(15,159)	11,913	48,524
Net cash provided by operating activities of continuing operations	(13,229)	17,638	8,313
Net cash provided by (used for) operating activities of discontinued operations	(2,303)	2,109	(2,620)
Net cash provided by (used for) operating activities	$(15,532)	$19,747	$5,693

Other significant cash flow activities:
Proceeds from the sale of business	35,490	24,126
Repurchase of 3% convertible notes	1,321	—	—